UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-866-839-5205

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

Item 1 – Schedule of Investments

Portfolio of Investments (unaudited)

As of July 31, 2012

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS - 97.5%*
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 4.2%
1,373,500	David Jones Ltd.	$3,502,559
1,877,000	Tatts Group Ltd.	5,711,756

		9,214,315

CONSUMER STAPLES - 9.8%
407,900	Coca-Cola Amatil Ltd.	5,957,245
527,500	Woolworths Ltd.	15,805,262

		21,762,507

ENERGY - 3.7%
142,200	Woodside Petroleum Ltd.	5,015,068
118,000	WorleyParsons Ltd.	3,218,117

		8,233,185

FINANCIALS - 37.0%
1,695,100	AMP Ltd.	7,103,535
567,750	Australia & New Zealand Banking Group Ltd.	13,960,572
271,100	Australian Stock Exchange Ltd.	8,863,534
246,850	Commonwealth Bank of Australia	14,861,628
1,053,500	QBE Insurance Group Ltd.	15,462,703
960,550	Westfield Group Ltd.	10,047,363
701,960	Westfield Retail Trust	2,242,840
376,450	Westpac Banking Corp. Ltd.	9,130,835

		81,673,010

HEALTH CARE - 5.0%
64,300	Cochlear Ltd.	4,438,740
148,800	CSL Ltd.	6,654,473

		11,093,213

INFORMATION TECHNOLOGY - 3.0%
832,000	Computershare Ltd.	6,674,644

MATERIALS - 23.1%
738,000	BHP Billiton PLC - London Listing	21,519,261
1,323,400	Incitec Pivot Ltd.	4,290,433
277,300	Newcrest Mining Ltd.	6,781,454
160,100	Orica Ltd.	4,163,541
309,000	Rio Tinto PLC - London Listing	14,230,031

		50,984,720

TELECOMMUNICATION SERVICES - 3.6%
2,754,450	Singapore Telecommunications Ltd.	7,905,626

UTILITIES - 8.1%
554,500	AGL Energy Ltd.	9,126,969
7,880,751	SP AusNet	8,705,486

		17,832,455

Total Long-Term Investments - 97.5% (cost $189,912,717)		215,373,675

See Notes to Portfolio of Investments. Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of July 31, 2012

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT - 0.8%
$1,698,000	Repurchase Agreement, State Street Bank & Trust Co., 0.03% dated 07/31/2012, due 8/01/12 in the amount of $1,698,001 collateralized by U.S.Treasury Bond, maturing 5/15/38; total market value of $1,734,273	$1,698,000

Total Short-Term Investment - 0.8% (cost $1,698,000)		1,698,000

Total Investments - 98.3% (cost $191,610,717)		217,071,675

Other Assets in Excess of Liabilities - 1.7%		3,839,671

Net Assets - 100.0%		$220,911,346

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.

See Notes to Portfolio of Investment Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (Unaudited)

July 31, 2012

Summary of Significant Accounting Policies

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities are valued at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board of Directors (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company. Securities using this pricing methodology are categorized as Level 1 investments for purposes of ASU 820.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Securities using this valuation factor are categorized as Level 2 investments.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value. Securities using these pricing methodologies are categorized as Level 2 investments.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Swap agreements are valued daily based on the terms of the swap agreement by an independent pricing service provider. Bank loans are valued based on the terms of the bank loan by an independent pricing service provider. Forward foreign currency contracts, swap agreements and bank loans are categorized as Level 2 investments.

Future contracts traded on an exchange are valued at settlement price and are categorized as Level 1 investments.

A description of standard inputs considered by the third party pricing vendors in determining their evaluated prices for Level 2 securities is provided below.

Security Type	Standard inputs considered
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity

Bank Loans	Reported trade data and broker-dealer price quotations

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2012

Security Type	Standard inputs considered

Forward foreign currency contracts	Forward exchange rate quotations

Foreign Equities utilizing a valuation factor	Fair value of market and/or sector indices, futures, depositary receipts, and ETFs, exchange rates, and historical opening and closing prices of each security

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment manager or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the period ended July 31, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund’s investments carried at value. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments	$—	$215,373,675	$—	$215,373,675
Short-Term Investment	—	1,698,000	—	1,698,000

Total Investments	$—	$217,071,675	$—	$217,071,675

Amounts listed as “—” are $0 or round to $0.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2012

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended July 31, 2012, there were no transfers between fair value measurement levels. For the period ended July 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $1,698,000 as of July 31, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

July 31, 2012

(e) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(f) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2012, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in April 2012. This policy is subject to regular review by the Board. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(g) Federal Income Taxes:

At July 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$174,528,645	$48,847,450	$(6,304,420)	$42,543,030

Aberdeen Australia Equity Fund, Inc.

Item 2 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certifications required pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date:	September 26, 2012

By:	/s/Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date:	September 26, 2012